Exhibit 99.1

PRESS RELEASE

MAA Announces Pricing of Senior Unsecured Notes Offering

GERMANTOWN, Tenn., November 3, 2025 / PRNewswire / – Mid-America Apartment Communities, Inc., (“MAA”) (NYSE: MAA) today announced that its operating partnership, Mid-America Apartments, L.P. (“MAALP”), priced a $400,000,000 offering of MAALP's 4.650% senior unsecured notes due January 15, 2033 (the “Notes”) under its existing shelf registration statement. The Notes were priced at 99.354% of the principal amount. The closing of the offering is expected to occur on November 10, 2025, subject to the satisfaction of customary closing conditions.

MAALP intends to use net proceeds from the offering to repay borrowings outstanding under its unsecured commercial paper program, with any remaining net proceeds to be used for general corporate purposes, which may include, without limitation, the repayment of other debt and the acquisition, development and redevelopment of apartment communities.

J.P. Morgan Securities LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC were the joint book-running managers for the offering.

Bass, Berry & Sims PLC is serving as legal counsel to MAALP, and Sidley Austin LLP is serving as legal counsel to the underwriters.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and has become effective. The offering of these securities will be made only by means of a prospectus supplement and accompanying prospectus. Copies of these documents may be obtained by calling J.P. Morgan Securities LLC collect at 1-212-834-4533, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, PNC Capital Markets LLC toll-free at 1-855-881-0697, TD Securities (USA) LLC toll-free at 1-855-495-9846 or Wells Fargo Securities, LLC toll-free at 1-800-645-3751. Alternatively, investors may obtain these documents, when available, for free by visiting EDGAR on the Securities and Exchange Commission's website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

About MAA

MAA, an S&P 500 company, is a real estate investment trust (“REIT”) focused on delivering full-cycle and superior investment performance for shareholders through the ownership, management, acquisition, development and redevelopment of quality apartment communities primarily in the Southeast, Southwest and Mid-Atlantic regions of the United States.

Forward-Looking Statements

Sections of this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements related to the closing of the Notes offering and the intended use of proceeds. Words such as “expects,”

“anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance, achievements or outcomes to be materially different from the future results, performance, achievements or outcomes expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results, performance, achievements or outcomes described in such statements or our objectives and plans will be achieved.

The following factors, among others, could cause our actual results, performance, achievements or outcomes to differ materially from those expressed or implied in the forward-looking statements:

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adverse effects on occupancy levels and rental revenues due to unfavorable market and economic conditions;
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exposure to risks inherent in investments in a single industry and sector;
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adverse changes in real estate markets, including the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
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failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results;
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unexpected capital needs;
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material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors;
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inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of coverage limits;
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ability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures;
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level and volatility of interest or capitalization rates or capital market conditions;
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the effect of any rating agency actions on the cost and availability of new debt financing;
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the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto;
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significant change in the mortgage financing market or other factors that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product;
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ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;
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inability to attract and retain qualified personnel;

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cyber liability or potential liability for breaches of our or our service providers' information technology systems, or business operations disruptions;
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potential liability for environmental contamination;
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changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations;
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extreme weather and natural disasters;
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disease outbreaks and other public health events, and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events;
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impact of climate change on our properties or operations;
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legal proceedings or class action lawsuits;
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impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted;
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compliance costs associated with numerous federal, state and local laws and regulations; and
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other risks identified in this release and in reports we file with the SEC or in other documents that we publicly disseminate.

New factors may also emerge from time to time that could have a material adverse effect on our business. Except as required by law, we undertake no obligation to publicly update or revise forward-looking statements contained in this release to reflect events, circumstances or changes in expectations after the date of this release.